UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2006
ATLAS PIPELINE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-14998 (Commission file number)	23-3011077 (I.R.S. Employer Identification No.)
311 Rouser Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (412) 262-2830
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On April 26, 2006, Atlas Pipeline Partners, L.P. reported that it had declared a record quarterly cash distribution for the first quarter 2006 of $0.84 per common limited partner unit, payable May 15, 2006 to holders of record as of May 9, 2006.

A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instructions B.2 of Form 8-K, the information set forth in this Item 8.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release dated April 26, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 27, 2006	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

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